ASSIGNMENT OF RENTS AND LEASES


                       WESTERN BEEF-STEINWAY STREET. INC.,
                             a New York corporation,

                                    Assignor,

                                       to


                     METLIFE CAPITAL FINANCIAL CORPORATION,
                             a Delaware corporation,

                                    Assignee.


                                 March 19, 1996







             Location of Premises:

                   Address:   36- 12/32 Steinway Street and
                              38- 15/23 Northern Boulevard
                              City and State of New York
                              County and Borough of Queens


                   Section:  4
                   Block:    665
                   Lot:      5,7,31,34 & 38







                                         Prepared by, recording
                                         requested by, and when
                                         recorded, return to:

                                         Dorothea S. Costrini
                                         HUNTER, MACLEAN, EXLEY & DUNN, P.C.
                                         200 East Saint Julian Street
                                         Savannah, Georgia 31401

                                         MetLife Capital Financial Corporation
                                         Loan No. 5901796-001

           THIS ASSIGNMENT, made as of March 19, 1996, by Western Beef-Steinway Street, Inc., a New York corporation, with a mailing address of 47-05 Metropolitan Avenue, Ridgewood, New York 11385 (hereinafter called "Assignor"), in favor of METLIFE CAPITAL FINANCIAL CORPORATION, a Delaware corporation, with a mailing address of Real Estate Department, 10900 Northeast Fourth Street, Suite 500, Bellevue, Washington 98004 (hereinafter called "METLIFE").


                                   WITNESSETH:

           Assignor, for good and valuable consideration, the receipt of which is hereby acknowledged, does hereby absolutely and unconditionally grant, bargain, sell, transfer, assign, convey, set over and deliver unto METLIFE all right, title and interest of Assignor in. to and under all written and oral leases and rental agreements of the real estate described in Exhibit A attached hereto and incorporated herein ("Property"), whether now in existence or hereafter entered into, and all guaranties, amendments, extensions, renewals and subleases of said leases and any of them, all of which are hereinafter called the "Leases," all rents, income and profits which may now or hereafter be or become due or owing under the Leases, and any of them, or on account of the use of the Property, any award hereafter made in any bankruptcy. insolvency or reorganization proceeding in any state or federal court involving any of the tenants of the Leases, and any and all payments made by such tenants in lieu of rent.

           This Assignment is made for the purpose of securing:

           A. The payment of the indebtedness (including any extensions or renewals thereof) evidenced by a certain Amended and Restated Note ("Note") of Assignor of even date herewith in the principal sum of Three Million Dollars ($3,000,000) and secured by a certain Amended and Restated Mortgage ("Mortgage") of even date herewith encumbering the Property: and

           B. The payment of all other sums with interest thereon becoming due and payable to METLIFE under the provisions of the Mortgage and any other instrument constituting security for the Note; and

           C. The performance and discharge of each and every term, covenant and condition contained in the Note. Mortgage and any other instrument constituting security for the Note.

           Assignor represents, warrants, covenants and agrees with METLIFE as follows:

           1. The sole ownership of the entire lessors interest in the Leases is or shall be vested in Assignor, and Assignor has not, and shall not, perform any acts or execute any other instruments which might prevent METLIFE from filly exercising its rights under any of the terms, covenants and conditions of this Assignment.

           2. The Leases are and shall be valid and enforceable in accordance with their terms and have not been altered, modified, amended, terminated, canceled, renewed or surrendered nor have any of the terms and conditions thereof been waived in any manner whatsoever except as approved in writing by METLIFE.

           3; Assignor shall not materially alter the term or the amount of rent payable or the term of any Lease without notice to METLIFE and METLIFE's consent.

           4. To the best of Assignor's knowledge, there are no defaults now existing under any of the Leases, and there exists no state of facts which, with the giving of notice or lapse of time or both, would constitute a default under any of the Leases.

           5. Assignor shall give prompt notice to METLIFE of any notice received by Assignor claiming that a default has occurred under any of the Leases on the part of Assignor. together with a complete copy of any such notice.

            6. Each of the Leases shall remain in full force and effect irrespective of any merger of the interest of lessor and any lessee under any of the Leases.

            7. Assignor will not permit any Lease to become subordinate to any lien other than the lien of the Mortgage.

            8. All existing Leases are described on Exhibit B attached hereto and incorporated herein. Assignor has delivered to Assignee true and correct copies of all existing Leases and all amendments and modifications thereto.

            The parties further agree as follows:

            This Assignment is an absolute, present assignment from Assignor to METLIFE, effective immediately, and is not merely an assignment for security purposes. Notwithstanding the foregoing, until a notice is sent to the Assignor in writing that an Event of Default (as defined in the Note and/or Mortgage) has occurred under the terms and conditions of the Note or any other instrument constituting additional security for the Note (which notice is hereafter called a "Notice"). Assignor is panted a license to receive, collect and enjoy the rents, income and profits accruing from the Property.

            If an Event of Default (as defined in the Note and Mortgage) shall occur, METLIFE may, at its option, after service of a Notice, receive and collect all such rents, income and profits as they become due, from the Property. METLIFE shall thereafter continue to receive and collect all such rents, income and profits, until METLIFE shall otherwise agree in writing. All sums received by Assignor after service of such Notice shall be deemed received in trust and shall be immediately turned over to METLIFE.

            Assignor hereby irrevocably appoints METLIFE its true and lawful attorney-in-fact with power of substitution and with fill power for METLIFE in its own name and capacity or in the name and capacity of Assignor, from and after service of Notice, to demand, collect, receive and give complete acquittances for any and rents, income and profits accruing from the Property, either in its own name or in the name of Assignor or otherwise, which METLIFE may deem necessary or desirable in order to collect and Enforce the payment of the rents, income and profits and to demand, correct, receive, endorse, and deposit all checks, drafts, money orders or notes given in payment of such rents. Such appointment is coupled with an interest and is irrevocable. METLIFE shall not be liable for or prejudiced by any loss of any note, checks, drafts, etc., unless such loss is due to the gross negligence or willful misconduct of METLIFE.

            METLIFE shall apply the rents received from Assignor's lessees, to accrued interest and principal under the Note. If no Event of Default remains uncured, amounts received in excess of the aggregate monthly payment due under the Note shall be remitted to Assignor in a timely manner. Nothing contained herein shall be construed to constitute METLIFE as a mortgagee-in-possession in absence of its physically taking possession of the Property.


            Assignor also hereby irrevocably appoints METLIFE as its true and lawful attorney-in-fact to appear in any state or federal bankruptcy, insolvency, or reorganization proceeding in any state or federal court involving any of the tenants of the Leases. Lessees of the Property are hereby expressly authorized and directed, from and after service of a Notice to pay any and all amounts due Assignor pursuant to the Leases to METLIFE or such nominee as METLIFE may designate in writing delivered to and received by such lessees who are expressly relieved of any and all duty, liability or obligation to Assignor in respect of all payments so made.

            If an Event of Default shall occur, METLIFE is hereby vested with full power from and after service of a Notice to use all measures, legal and equitable, deemed by it necessary or proper to enforce this Assignment and to collect the rents, income and profits assigned hereunder, including the right of METLIFE or its designee, to enter upon the Property, or any part thereof, and take possession of all or any part of the Property together with all personal property, fixtures, documents, books, records, papers and accounts of Assignor relating thereto, and may exclude the Assignor, its agents and servants, wholly therefrom. Assignor hereby grants full power and authority to METLIFE to exercise all rights, privileges and powers herein panted at any and all times after service of a Notice, with fill power to use and apply all of the rents and other income herein assigned to the payment of the costs of managing and operating the Property and of any indebtedness or liability of Assignor to METLIFE, including but not limited to the payment of taxes, special assessments, insurance premiums, damage claims, the costs of maintaining, repairing, rebuilding and restoring the improvements on the Property or of making the same rentable, reasonable attorneys' fees incurred in connection with the enforcement of this Assignment and of principal and interest payments due from Assignor to METLIFE on the Note and the Mortgage, all in such order as METLIFE may determine. METLIFE shall be under no obligation to exercise or prosecute any of the rights or claims assigned to it hereunder or to perform or carry out any of the obligations of the lessor under any of the Leases and does not assume any of the liabilities in connection with or arising or growing out of the covenants and agreements of Assignor in the leases. It is farther understood that this Assignment shall not operate to place responsibility for the control, care, management or repair of the Property, or parts thereof, upon METLIFE, nor shall it operate to make METLIFE liable for the performance of any of the terms and conditions of any of the Leases, or for any waste of the Property by any lessee under any of the Leases or any other person, or for any dangerous or defective condition of the Property or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any lessee, licensee, employee or stranger.

              Waiver of or acquiescence by METLIFE in any default by the Assignor, or failure of the METLIFE to insist upon strict performance by the Assignor of any covenants, conditions or agreements in this Assignment, shall not constitute a waiver of any subsequent or other default or failure, whether similar or dissimilar.

              The rights and remedies of METLIFE under this Assignment are cumulative and are not in lieu of. but are in addition to any other rights or remedies which METLIFE shall have under the Note or any other instrument constituting security for the Note, or at law or in equity.

              If any term of this Assignment, or the application thereof to any person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this Assignment, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Assignment shall be valid and enforceable to the fullest extent permitted by law.

              Any and all notices, elections, demands, or requests permitted or required to be made under this Assignment, including without limitation a Notice, shall be given in accordance with Section 18 of the Mortgage.

              Assignor hereby authorizes METLIFE to give written notice of this Assignment, which may include a copy hereof, at any time to any tenant under any of the Leases.

              The terms "Assignor" and "METLIFE" shall be construed to include the legal representatives, successors and assigns thereof. The gender and number used in this Assignment are used as a reference term only and shall apply with the same effect whether the parties are of the masculine or feminine gender, corporate or other form, and the singular shall likewise include the plural.

              This Assignment may not be amended, modified or changed nor shall any waiver of any provisions hereof be effective, except only by an instrument in writing and sighed by the party against whom enforcement of any waiver, amendment, change, modification or discharge is sought.

              Notwithstanding anything contained herein to the contrary, in no event shall this Assignment be deemed to reduce the indebtedness evidenced by the Note by an amount in excess of the actual amount of cash received by METLIFE under the Leases, whether before, during or after the occurrence of an Event of Default, and Assignor acknowledges that in no event shall the indebtedness secured hereby be reduced by the value from time to time of the rents, income mid profits of or from the Property. In addition, METLIFE reserves the right, at any time, whether before or after the occurrence of an Event of Default, to recharacterize this Assignment as merely constituting security for the indebtedness of Assignor to METLIFE, which recharacterization shall be made by written notice delivered to Assignor. METLIFE's receipt of any rents, issues, and profits pursuant to this Assignment after the institution of foreclosure proceedings, either by court action or by the private power of sale contained in any Mortgage now or hereafter securing the Note, shall not cure an Event of Default, as defined in the Note, or affect such proceedings or sale.

           This Assignment shall be construed and enforced under the laws of the State of New York (excluding choice-of-law principles).

           IN WITNESS WHEREOF, the said Assignor has caused this instrument to be signed and sealed as of the date first above written.


                                   ASSIGNOR:


                                   WESTERN BEEF-STEINWAY STREET, INC.
                                   a New York corporation

                                   By: /s/ Peter Castellana, Jr.
                                      --------------------------------
                                   Peter Castellana, Jr., President

                                   Attest: /s/ Robert C. Ludlow
                                          -------------------------------



                                   Title: Vice President
                                         ----------------------------

                                                 [SEAL]

Exhibits

Exhibit A - Legal Description

Exhibit B - List of Leases

STATE OF NEW YORK       )
                        )
COUNTY OF NEW YORK      )


                                 ACKNOWLEDGEMENT


            ON THE 19th day of March, l996, before me personally came Peter Castellana. Jr., to me known, who, being by me duly sworn did say that he resides at 9 Colonial Drive, Upper Brookville, NY; that he is the President of Western Beef-Steinway Street, Inc., the corporation described in and which executed the above instrument; that he knows the seal of said corporation, that the seal affixed to said instrument is said corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order, as the free act and deed of such corporation for the uses and purposes set forth therein.



                                    /s/ Gary Pollard
                                    --------------------


                             My commission expires:

                                  GARY POLLARD
                        NOTARY PUBLIC, State of New York
                                No. 31-4827321
                           Qualified in New York City
                               Commission expires
                                   4/30/1996

                                     [SEAL]

                                    EXHIBIT A


PARCEL A (LOT 5 IN BLOCK 665):

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough and County of Queens, City and State of New York, bonded and described as follows:

BEGINNING at a point on the southeasterly side of 38th Street, (60 feet wide) distant 162.80 feet northeasterly from the corner formed by the intersection of the southeasterly side of 38th Street with the northwesterly side of Northern Blvd., 100 feet wide,

RUNNING THENCE northeasterly along the southeasterly side of 38th Street, 75.02 feet;

THENCE southeasterly at right angles to the southeasterly side of 38th Street,
54.35 feet;

THENCE still southeasterly on a line forming an interior angle of 221 degrees 57 minutes 20 seconds with the preceding course 118.56 feet to the northwesterly side of Northern Blvd.;

THENCE southwesterly along the northwesterly side of Northern Blvd., 75.37 feet;

THENCE northwesterly at right angles to the northwesterly side of Northern Blvd., 90.22 feet;

THENCE still northwesterly on a line forming an interior angle of 221 degrees 57 minutes 20 seconds with the preceding course, 25.03 feet to the southeasterly side of 38th Street at the point or place of BEGINNING.


PARCEL B (LOT 7 IN BLOCK 2665):

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough and County of Queens, City and State of New York, bounded and described as follows:

BEGINNING at a point on the southeasterly side of 38th Street (60 feet wide) distant 237.82 feet (Actual) (237.80 feet Deed) northeasterly from the corner formed by the intersection of the southeasterly side of 38th Street with the northwesterly aide of Northern Blvd., 100 feet wide;

RUNNING THENCE northeasterly along the southeasterly side of 38th Street, 39.73 feet;

THENCE southeasterly on a line forming an exterior angle of 89 degrees 44 minutes 02 seconds with the southeasterly side of 38th Street, 94.78 feet

THENCE southwesterly and parallel with Steinway Street, 15.07 feet;

THENCE southeasterly at right angles to Steinway Street, 90 feet to the northwesterly side of Steinway Street;

THENCE southwesterly along the northwesterly side of Steinway Street, 57.33 feet to the corner formed by the intersection of the northwesterly side of Steinway Street with the northwesterly side of Northern Blvd.;

THENCE southwesterly along the northwesterly side of Northern Blvd., 63.08 feet;

THENCE northwesterly at right angles to the northwesterly side of Northern Blvd., 118.56 feet;

THENCE still northwesterly at right angles to the southeasterly side of 38th Street and on a line forming an interior angle of 221 degrees 57 minutes 30 seconds with the preceding curse, 54.35 feet to the southeasterly side of 38th Street at the point or place of BEGINNING.

PARCEL C (LOT 31 IN BLOCK 2665):

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough and County of Queens, City and State of New York, bounded and described as follows:


BEGINNING at a point on the westerly side of Steinway Street, formerly known as Steinway Avenue and also formerly known as 10th Avenue, distant 100 feet southerly from the corner formed by the intersection of the southerly side of Thirty-sixth Avenue, formerly known as Washington Avenue with the westerly side of Steinway Street;

RUNNING THENCE westerly parallel with Thirty-sixth Avenue and part of the distance through a party wall, 100 feet;

THENCE southerly parallel with Steinway Street, 75 feet;

THENCE easterly parallel with Thirty-sixth Avenue, 100 feet to the westerly side of Steinway Street;

THENCE northerly along the westerly side of Steinway Street, 75 feet to the point or place of BEGINNING.


PARCEL D (LOT 34 IN BLOCK 665):

ALL that certain piece or parcel of land, situate, lying and being in the First Ward of the Borough of Queens, (formerly Long Island City) County of Queens, City and State of New York, bounded and described as follows:

BEGINNING at a point on the northwesterly side of Steinway Street, distant 175 feet southwesterly from the corner formed by the intersection of the northwesterly side of Steinway Street with the southwesterly side of 36th Avenue, 75 feet wide;


RUNNING THENCE southwesterly along the northwesterly side Steinway Street, 50 feet;

THENCE northwesterly at right angles to Steinway Street, 106.48 feet;

THENCE northeasterly and parallel with the northwesterly side of Steinway Street, 50 feet;

THENCE southeasterly and at right angles to the Steinway Sweet, 106.48 feet to the northwesterly side of Steinway Street, at the point or place of BEGINNING.

PARCEL E (LOT 38 IN BLOCK 665):

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough and County of Queens, City and State of New York, bounded and described as follows:

BEGINNING at a point on the northwesterly side of Tenth Avenue, formerly Steinway Avenue, distant 57.33 feet northeasterly from the corner formed by the intersection of the northwesterly side of Tenth Avenue with the northerly side of Jackson Avenue;

RUNNING THENCE northeasterly along said side of Tenth Avenue, 150 feet;

THENCE northwesterly and at right angles to Tenth Avenue, 106.48 feet to the center line of Harold Avenue, which is now closed;

THENCE southerly along said center line of Harold Avenue, 42.11 feet;

THENCE southwesterly parallel with Tenth Avenue, 111.26 feet;

THENCE southeasterly and at right angles to Tenth Avenue, 90 feet to the point or place of BEGINNING.



For conveyancing only, if intended to be conveyed.

Together with all right, title and interest of, in and to any streets and roads abutting the above described premises, to the center line thereof.

                                                              Title No. NY951153

      SAID PARCELS A, B, C, D AND E ALSO BEING BOUNDED AND DESCRIBED AS FOLLOWS:



OVERALL DESCRIPTION

All that certain plot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the Borough and County of Queens, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the westerly side of Steinway Street with the northwesterly side of Northern Boulevard (100 feet wide);

RUNNING THENCE northerly along the westerly side of Steinway Street, 332.37 feet, to a point;

THENCE westerly parallel with the southerly side of 36th Avenue (75 feet wide) through a party wall, 100 feet to a point;

THENCE southerly parallel with the westerly side of Steinway Street 74.88 feet to a point;

THENCE westerly along a line drawn at right angles to last mentioned course 6.48 feet to a point;

THENCE southerly parallel with the westerly side of Steinway Street 50 feet to a point;

THENCE southeasterly along the center line of former Harold Avenue, and along a line forming an angle on the northeast of 156 degrees 57 minutes 18 seconds
42.11 feet to a point;

THENCE southerly parallel with the westerly side of Steinway Street 96.19 feet to a point:

THENCE westerly along a line forming an angle on the northeast of 89 degrees 44 minutes 02 seconds with the easterly side of 38th Street (60 feet wide), 94.78 feet to the easterly side of 38th Street;

THENCE southerly along the easterly side of 38th Street 114.75 feet to a point:

THENCE easterly at right angles to the easterly side of 38th Street 25.03 feet to a point;

THENCE southeasterly along a line drawn at right angles to the northwesterly side of Northern Boulevard, 90.22 feet to the northwesterly side of Northern Boulevard;

THENCE northeasterly along the northwesterly side of Northern Boulevard 138.45 feet to the corner formed by the intersection of the westerly side of Steinway Street with the northwesterly side of Northern Boulevard, at the point or place of BEGINNING.

Loan No: 5901796-001


                                    EXHIBIT B

(36 - 12/32 Steinway Street and 38 15/23 Northern Boulevard, Queens, New York)


List of Leases:

TENANT:                                    DATE             AMENDED

North Star Auto Center, Inc.               May 1, 1993      [NOT DATED]